UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Transamerica Income Shares, Inc.
(Name of Registrant as Specified in its Charter)
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TRANSAMERICA INCOME SHARES, INC.
570 CARILLON PARKWAY
ST. PETERSBURG, FLORIDA 33716

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on Thursday, July 15, 2010: The Proxy Statement and Annual Report to Shareholders are available on the Transamerica Income Shares, Inc. website at www.transamericafunds.com, by selecting “Transamerica Income Shares, Inc.”

To the Shareholders of Transamerica Income Shares, Inc.:

Notice is hereby given that the Annual Meeting of Shareholders of Transamerica Income Shares, Inc. (the “Fund”) will be held on July 15, 2010, at 570 Carillon Parkway, St. Petersburg, Florida 33716, beginning at 11:00 a.m., Eastern Time, or as adjourned or postponed from time to time (the “Meeting”).

At the Meeting, shareholders of the Fund will be called upon to consider the following proposals:

PROPOSAL 1: To elect three Directors to serve as Class I Directors for three year terms, and until their successors are duly elected and qualify; and

PROPOSAL 2: To conduct such other business as may properly come before the Meeting or any adjournment or postponement thereof.

After careful consideration, the Directors of the Fund unanimously approved and recommend that you vote “FOR” Proposal 1. Shareholders of record as of the close of business on May 10, 2010 are entitled to vote at the Meeting. Each share is entitled to one vote, with fractional votes for fractional shares.

By Order of the Board of Directors of Transamerica Income Shares, Inc.,

Dennis P. Gallagher, Esq.
Vice President, General Counsel and Secretary

June 11, 2010

Your vote is very important regardless of the number of shares that you owned on May 10, 2010. Shareholders who do not expect to attend the Meeting are requested to complete, sign, date, and return the accompanying Proxy in the enclosed envelope, which needs no postage if mailed in the United States, or follow the enclosed instructions relating to Internet or telephone voting. Instructions for the proper execution of the Proxy are set forth in the enclosed materials. It is important that proxies be returned promptly. Whether or not you plan to attend the Meeting, please complete the enclosed Proxy, or vote using the Internet or by telephone. If you vote via the Internet or by telephone, please do not return your Proxy unless you later decide to change your vote.

PROXY STATEMENT

TRANSAMERICA INCOME SHARES, INC.
ANNUAL MEETING OF SHAREHOLDERS
July 15, 2010

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of Proxies by the Board of Directors (the “Board” or “Directors” or “Board Members”) of Transamerica Income Shares, Inc. (the “Fund” or “TIS”), a closed-end management investment company organized as a Maryland corporation, for use at the Annual Meeting of Shareholders of the Fund to be held at 11:00 a.m. on July 15, 2010, at 570 Carillon Parkway, St. Petersburg, Florida 33716, and any adjournment or postponement thereof (the “Meeting”). The Board is soliciting Proxies from shareholders of the Fund with respect to the proposals set forth in the accompanying Notice of Annual Meeting of Shareholders. A Proxy also accompanies this Proxy Statement. It is anticipated that the Proxy and Proxy Statement will first be mailed to shareholders on or about June 11, 2010.

PROPOSAL 1
ELECTION OF DIRECTORS

Effective April 8, 2010, the Fund elected to divide the Board into classes, and the By-Laws of the Fund were amended accordingly. Pursuant to the amended By-Laws, the Directors classified themselves into three classes, with the term of office of one class expiring each year, as follows:

Class I Directors whose terms expire in 2010: Leo J. Hill, Patricia L. Sawyer and Eugene M. Mannella

Class II Directors whose terms expire in 2011: John W. Waechter, Joyce G. Norden, Norman R. Nielsen and Russell J. Kimball, Jr.

Class III Directors whose terms expire in 2012: John K. Carter, Sandra N. Bane and David W. Jennings

At a Board meeting held on April 8, 2010, upon recommendation of the Fund’s Nominating Committee, the Board approved the nomination of Leo J. Hill, Patricia L. Sawyer and Eugene M. Mannella to serve as Class I directors for a three year term expiring in 2013 and until their successors are duly elected and qualified (each, a “Nominee” and together, the “Nominees”).

At each subsequent annual meeting, the Directors chosen to succeed those whose terms are then expiring shall be identified as being of the same class as the Directors whom they succeed and shall be elected for a term expiring at the time of the third succeeding annual meeting subsequent to their election and until their respective successors are duly elected and qualified.

Shareholders are asked to consider the election of these three Nominees as Class I Directors of the Fund. Each Nominee currently serves as a Director of the Fund. All of the Nominees were elected as Directors by Fund shareholders at last year’s annual meeting. Each Nominee has indicated his or her willingness to serve as Director, if elected.

The persons named as proxies intend to vote to elect the Nominees, unless authority to vote for the election of all of the Nominees, or specified Nominees, is withheld by so marking the Proxy. If any Nominee is unable to serve, the persons named as proxies may vote for any other person or vote to fix the number of Directors at less than ten. Election is by a majority of all the votes cast at the Meeting in person or by Proxy, if a quorum is present.

The term “fund complex” in the tables below refers to the Fund, Transamerica Funds, Transamerica Series Trust (“TST”), Transamerica Investors, Inc. (“TII”), Transamerica Partners Funds Group (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), Transamerica Partners Portfolios (“TPP”), and Transamerica Asset Allocation Variable Funds (“TAAVF”). The mailing address of each Nominee is 570 Carillon Parkway, St. Petersburg, Florida 33716. The name, age and principal occupation for the past five years of the Nominees and each other Director of the Fund are:

Nominees

INDEPENDENT BOARD MEMBERS**

Name and Age	Position(s) Held with Fund	Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Board Member	Other Directorships

Leo J. Hill (1956)	Lead Independent Board Member, Class I Director	Since 2002; Term Expires 2010	Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);	150	N/A

			Board Member, TST (2001 – present);

			Board Member, Transamerica Funds and TIS (2002 – present);

			Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present);

			Board Member, TII (2008 – present);

			President, L. J. Hill & Company (a holding company for privately-held assets) (1999 – present);

			Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

			Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

			Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and

			Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

Name and Age	Position(s) Held with Fund	Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Board Member	Other Directorships

Eugene M. Mannella (1954)	Class I Director	Since 2007; Term Expires 2010	Chief Executive Officer, HedgeServ Corporation (hedge fund administration) (2008 – present);	150	N/A

			Self-employed consultant (2006 – present);

			President, ARAPAHO Partners LLC (limited purpose broker-dealer) (1998 – 2008);

			Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present);

			Board Member, Transamerica Funds, TST and TIS (2007 – present);

			Board Member, TII (2008 – present); and

			President, International Fund Services (alternative asset administration) (1993 – 2005).

Patricia L. Sawyer (1950)	Class I Director	Since 2007; Term Expires 2010	Retired (2007 – present);	150	Honorary Trustee, Bryant University (1996 – present)

			President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007);

			Board Member, Transamerica Funds, TST and TIS (2007 – present);

			Board Member, TII (2008 – present);

			Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present);

			Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University;

			Vice President, American Express (1987 – 1989);

			Vice President, The Equitable (1986 – 1987); and

			Strategy Consultant, Booz, Allen & Hamilton (1982 – 1986).

*

Following the expiration of his or her term, each Director shall hold office until his or her successor is elected and qualified. Prior to the expiration of his or her term, a Director may resign or retire, or his or her term as a Director may be terminated in accordance with the Fund’s Articles of Incorporation and By-Laws.

**	“Independent Board Member” means a Board Member who is not an “interested person” (as defined under the Investment Company Act of 1940 (the “1940 Act”) of the Fund.

Other Directors

Interested Board Member***

Name and Age	Position(s) Held with Fund	Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Board Member	Other Directorships

John K. Carter (1961)	Chairman, Class III Director, President, and Chief Executive Officer	Since 2002; Term Expires 2012	Chairman and Board Member (2008 – present), President (2007 – present), Chief Executive Officer (2006 – present), Vice President, Secretary and Chief Compliance Officer (2003 – 2006), Transamerica Investors, Inc. (“TII”);	150	N/A

			Chairman, Board Member, President and Chief Executive Officer, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Chairman (2007 – present), Board Member (2006 – present), President and Chief Executive Officer (2006 – present), Senior Vice President (1999 – 2006), Chief Compliance Officer, General Counsel and Secretary (1999 – 2006), Transamerica Funds and TST;

Chairman (2007 – present), Board Member (2006 – present), President and Chief Executive Officer (2006 – present), Senior Vice President (2002 – 2006), General Counsel, Secretary and Chief Compliance Officer (2002 – 2006), TIS;

Chairman, President and Chief Executive Officer (2006 – present), Director (2002 – present), Senior Vice President (1999 – 2006), General Counsel and Secretary (2000 – 2006), Chief Compliance Officer (2004 – 2006), Transamerica Asset Management, Inc. (“TAM”);

Chairman, President and Chief Executive Officer (2006 – present), Senior Vice President (1999 – 2006), Director (2002 – present), General Counsel and Secretary (2001 – 2006), Transamerica Fund Services, Inc. (“TFS”);

			Vice President, AFSG Securities Corporation (2001 –present);

			Senior Vice President, General Counsel and Secretary, Transamerica Index Funds, Inc. (“TIF”) (2002 – 2004); and

			Director, (2008 – present), Vice President, Transamerica Investment Services, Inc. (“TISI”) (2003 – 2005) and Transamerica Investment Management, LLC (“TIM”) (2001 – 2005).

INDEPENDENT BOARD MEMBERS**

Name and Age	Position(s) Held with Fund	Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Board Member	Other Directorships

Sandra N. Bane (1952)	Class III Director	Since 2008; Term Expires 2012	Retired (1999 – present);	150	Big 5 Sporting Goods (2002 – present); AGL Resources, Inc. (energy services holding company) (2008 – present)

			Partner, KPMG (1975 – 1999);

			Board Member, TII (2003 – present); and

			Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2008 – present).

David W. Jennings (1946)	Class III Director	Since 2009; Term Expires 2012	Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present);	150	N/A
			Board Member, TII (2009 – present);

			Principal, Maxam Capital Management, LLC (2006 – 2008); and

			Principal, Cobble Creek Management LP (2004 – 2006).

Russell A. Kimball, Jr. (1944)	Class II Director	Since 2002; Term Expires 2011	General Manager, Sheraton Sand Key Resort (1975 – present);	150	N/A

			Board Member, TST (1986 – present);

			Board Member, Transamerica Funds, (1986 – 1990), (2002 – present);

			Board Member, TIS (2002 – present);

Name and Age	Position(s) Held with Fund	Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Board Member	Other Directorships

			Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); and

			Board Member, TII (2008 – present).

Norman R. Nielsen, Ph.D. (1939)	Class II Director	Since 2006; Term Expires 2011	Retired (2005 – present);	150	Buena Vista University Board of Trustees (2004 - present)

			Board Member, Transamerica Funds, TST and TIS (2006 – present);
			Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present);

			Board Member, TII (2008 – present);

			Director, Iowa Student Loan Service Corporation (2006 – present);

			Director, League for Innovation in the Community Colleges (1985 – 2005);

			Director, Iowa Health Systems (1994 – 2003);

			Director, U.S. Bank (1985 – 2006); and

			President, Kirkwood Community College (1985 – 2005).

Joyce G. Norden (1939)	Class II Director	Since 2007; Term Expires 2011	Retired (2004 – present);	150	Board of Governors, Reconstructionist Rabbinical College (2007 - present)

			Board Member, TPFG, TPFG II and TAAVF (1993 – present);

			Board Member, TPP (2002 – present);

			Board Member, Transamerica Funds, TST and TIS (2007 – present);

			Board Member, TII (2008 – present); and

			Vice President, Institutional Advancement, Reconstructionist Rabbinical College (1996 – 2004).

Name and Age	Position(s) Held with Fund	Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Board Member	Other Directorships

John W. Waechter (1952)	Class II Director	Since 2004; Term Expires 2011	Attorney, Englander & Fischer, P.A. (2008 – present);	150	Operation PAR, Inc. (2008 – present); West Central Florida Council – Boy Scouts of America (2008 – present)

			Retired (2004 – 2008);

			Board Member, TST and TIS (2004 – present);

			Board Member, Transamerica Funds (2005 – present);

			Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present);

			Board Member, TII (2008 – present);

			Employee, RBC Dain Rauscher (securities dealer) (2004);

			Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and

			Treasurer, The Hough Group of Funds (1993 – 2004).

*

Following the expiration of his or her term, each Director shall hold office until his or her successor is elected and qualified. Prior to the expiration of his or her term, a Director may resign or retire, or his or her term as a Director may be terminated in accordance with the Fund’s Articles of Incorporation and By-Laws.

**	“Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Fund.
***

Mr. Carter is an “interested person” (as that term is defined in the 1940 Act of the Fund by virtue of his position with the Fund’s investment adviser (“TAM” or the “Adviser”) and certain of its affiliates as described above.

Qualifications and Experience of Directors and Nominees, Leadership Structure and Risk Management

Each of the Board Members, other than Mr. Jennings, previously served as a trustee or director of the TAM, Diversified or Premier fund families, and each Board Member was thus initially selected by the board of the applicable predecessor fund family. In connection with the consolidation of all “manager of managers” investment advisory services within Transamerica in 2007, a single board was established to oversee the TAM and Diversified fund families, and each of the Board Members, other than Ms. Bane and Mr. Jennings, became a Board member of the Fund at that time. The Board was established with a view both to ensuring continuity of representation by board members of the TAM and Diversified fund families on the Board and in order to establish a Board with experience in and focused on overseeing various types of funds, which experience would be further developed and enhanced over time. Ms. Bane joined the Board in 2008 when the Premier fund family was consolidated into TAMG. Mr. Jennings joined the Board in 2009.

The Board believes that each Board Member’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Board Members lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Board Members’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with TAM, the sub-advisers, other services providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: his or her character and integrity; such person’s service as a board member of a predecessor fund family (other than Mr. Jennings); such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Board Member; the fact that such person’s service would be consistent with the requirements of the retirement policies of the Fund; as to each Board Member other than Mr. Carter, his or her status as not being an “interested person” as defined in the 1940 Act; and, as to Mr. Carter, his status as a representative of TAM. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Board Member: Ms. Bane, accounting experience and experience as a board member of multiple organizations; Mr. Hill, financial and entrepreneurial experience as an executive, owner and consultant; Mr. Jennings, investment management experience as an executive of investment management organizations and portfolio manager; Mr. Kimball, business experience as an executive; Mr. Mannella, accounting and fund administration experience, investment management industry experience as an executive and consultant; Mr. Nielsen, academic leadership, insurance, business development and board experience; Ms. Norden, non-profit executive experience and extensive board and academic leadership; Ms. Sawyer, management consulting and board experience; Mr. Waechter, securities industry and fund accounting and fund compliance experience, legal experience and board experience; and Mr. Carter, investment management experience as an executive and leadership roles with TAM and affiliated entities. References to the qualifications, attributes and skills of Board Members are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Board Member as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Board is responsible for overseeing the management and operations of the Fund. Mr. Carter serves as Chairman of the Board. Mr. Carter is an interested person of the Fund. Independent Board Members constitute more than 75% of the Board.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board Members as to risk management matters are typically summaries of the relevant information. Most of the Fund’s investment management and business affairs are carried out by or through TAM, its affiliates, the sub-advisers and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Required vote

The affirmative vote of a majority of all the votes cast at the Meeting in person or by Proxy, if a quorum is present, is required to approve Proposal 1.

Recommendation

The Board of Directors of the Fund, including the Independent Board Members, unanimously recommend that shareholders vote “FOR” Proposal 1.

Board Meetings and Shareholder Meetings

The Board met 10 times during the fiscal year ended March 31, 2010. Each Director attended at least 75% of all meetings of the Board and of all meetings of committees of the Board on which he or she served as a regular member.

The Fund does not have a policy with regard to attendance at the Fund’s annual shareholder meeting, and no Director attended last year’s annual shareholder meeting.

Nominee and Director Ownership of Equity Securities

The table below gives (i) the dollar range of shares of the Fund beneficially owned by each Nominee and other Directors and (ii) the aggregate dollar range of shares of all funds in the fund complex overseen by each Nominee and other Directors beneficially owned by each Nominee and other Directors as of December 31, 2009.

Name of Nominee/Other Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Nominee/Other Director in Family of Investment Companies*

Sandra N. Bane	$0	None
John K. Carter **	$0	Over $100,000
Leo J. Hill	$0	Over $100,000
David W. Jennings	$0	Over $100,000
Russell A. Kimball, Jr.	$0	Over $100,000
Eugene M. Mannella	$0	None
Norman R. Nielsen	$0	Over $100,000
Joyce G. Norden	$0	None
Patricia L. Sawyer	$0	$10,001 - $50,000
John W. Waechter	$10,001 - $50,000	Over $100,000

*	The family of investment companies consists of all funds in the fund complex.

**	Mr. Carter is an “interested person” of the Fund, as discussed above.

As of May 10, 2010, none of the Independent Board Members or their immediate family members had any interest in the investment adviser, sub-adviser or distributor of the Fund, or any person controlling, controlled by or under common control with such persons. For this purpose, “immediate family member” includes the Independent Board Member spouse and children residing in the Independent Board Member household and dependents of the Independent Board Member.

Remuneration of Directors

Independent Board Members receive a total annual retainer fee of $124,000 from the funds that make up the fund complex, as well as total fees of $8,800 per meeting (assumes five meetings annually), of which the Fund pays a pro rata share based on its relative assets compared to those of the fund complex. The Lead Independent Board Member of the Board also receives an additional retainer of $40,000 per year. The Audit Committee Chairperson receives an additional retainer of $15,000 per year. The Fund pays a pro rata share allocable to the Fund based on the relative assets of the Fund for the Lead Independent Board Member and Audit Committee Chairperson retainers. Any fees and expenses paid to a Director who is an affiliate of TAM or Transamerica Capital, Inc. (“TCI”) are paid by TAM and/or TCI and not by the Fund.

For the fiscal year ended March 31, 2010, the Independent Board Members, as a group, received compensation in the amount of $16,275 from the Fund.

The following table sets forth the total compensation paid by the funds that make up the fund complex to each Independent Board Member of the Fund for the fiscal year ended March 31, 2010. Directors who are “interested persons” of the Fund do not receive any compensation from the Fund.

Name	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefit Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Directors*

Sandra N. Bane	$1,680	N/A	N/A	$168,000
Leo J. Hill	$2,080	N/A	N/A	$208,000
David W. Jennings	$941	N/A	N/A	$94,067
Neal M. Jewell**	$1,344	N/A	N/A	$134,400
Russell A. Kimball, Jr.	$1,680	N/A	N/A	$168,000
Eugene M. Mannella	$1,680	N/A	N/A	$168,000
Norman R. Nielsen	$1,680	N/A	N/A	$168,000
Joyce G. Norden	$1,680	N/A	N/A	$168,000
Patricia L. Sawyer	$1,680	N/A	N/A	$168,000
John W. Waechter	$1,830	N/A	N/A	$183,000

*	The amounts reflected are the aggregate compensation received from the Fund and other funds in the fund complex. The fund complex is composed of 150 funds.

**	Neal M. Jewell retired from his position as a Board Member of the Fund on January 1, 2010.

Committees

The Board has two standing committees: the Audit Committee and Nominating Committee. Both the Audit Committee and Nominating Committee are chaired by an Independent Board Member and composed of all of the Independent Board Members. In addition, the Board has a Lead Independent Board Member.

The Lead Independent Board Member and the chairs of the Audit and Nominating Committees work with the Chairman of the Board to set the agendas for Board and committee meetings. The Lead Independent Board Member also serves as a key point person for dealings between management and the Independent Board Members. Through the Fund’s Board committees the Independent Board Members consider and address important matters involving the Fund, including those presenting conflicts or potential conflicts of interest for management, and they believe they can act independently and effectively.

The Board currently believes that an interested Chairman is appropriate and is in the best interests of the Fund and its shareholders, and that its committees help ensure that the Fund has effective and independent governance and oversight. The Board believes that an interested Chairman has a professional interest in the quality of the services provided to the Fund and that the Chairman is best equipped to provide oversight of such services on a day-to-day basis because of TAM’s sponsorship of the Fund and TAM’s ongoing monitoring of the investment sub-adviser that manages the assets of the Fund. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Board Members from management. The Independent Board Members also believe that they can effectively act independently without having an Independent Board Member act as Chairman. Among other reasons, this belief is based on the fact that the Independent Board members represent over 75% of the Board.

The Audit Committee

The Board has a standing Audit Committee, that currently consists of Sandra N. Bane, Leo J. Hill, David W. Jennings, Russell A. Kimball, Jr., Eugene M. Mannella, Norman R. Nielsen, Joyce G. Norden, Patricia L. Sawyer, and John W. Waechter, each of whom is an Independent Board Member and qualifies as an “independent” director for purposes of New York Stock Exchange Listing Standards. Mr. Waechter currently serves as chairperson of the Audit Committee. The Audit Committee, among other things, oversees the accounting and reporting policies and practices of the Fund, oversees the quality and integrity of the financial statements of the Fund, approves, prior to appointment, the engagement of the Fund’s independent registered public accounting firm, reviews and evaluates the independent registered public accounting firm’s qualifications, independence and performance, and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Fund by the independent registered public accounting firm and all permissible non-audit services provided by the Fund’s independent registered public accounting firm to TAM and any affiliated service providers if the engagement relates directly to the Fund’s operations and financial reporting. The Audit Committee met 5 times during the fiscal year ended March 31, 2010. The Board has adopted a written charter for the Fund’s Audit Committee, which appears as Exhibit B to this Proxy Statement.

Audit Committee Report

The Audit Committee reports that it (i) has reviewed and discussed the audited financial statements for the fiscal year ended March 31, 2010, with Fund management, (ii) has discussed with the Fund’s independent public accountants the matters required to be addressed by Statement on Auditing Standards No. 61, and (iii) has received written disclosures and the letter required by The Public Company Accounting Oversight Board Rule 3526 from the Fund’s independent public accountant and has discussed with the independent public accountant its independence. Based on the foregoing, the Audit Committee recommended to the Board of Directors that the Fund’s audited financial statements be included in the Fund’s Annual Report for the fiscal year ended March 31, 2010, for filing with the U.S. Securities and Exchange Commission (the “SEC”).

SUBMITTED BY THE AUDIT COMMITTEE OF THE FUND’S BOARD OF DIRECTORS

Sandra N. Bane	Russell A. Kimball, Jr.	Joyce G. Norden
Leo J. Hill	Eugene M. Mannella	Patricia L. Sawyer
David W. Jennings	Norman R. Nielsen	John W. Waechter, Chairperson

The Nominating Committee

The Nominating Committee is a forum for identifying, considering, selecting and nominating, or recommending for nomination by the Board, candidates to fill vacancies on the Board. The Nominating Committee may consider diversity in identifying potential candidates, including differences of viewpoint, professional experience and skill, as well as such other individual qualities and attributes as it may deem relevant.

When addressing vacancies, the Nominating Committee sets any necessary standards or qualifications for service on the Board and may consider nominees recommended by any source it deems appropriate, including Management and shareholders. Shareholders who wish to recommend a nominee should send recommendations to the Fund’s Secretary that include all information relating to such person that is required to be disclosed under the Fund’s By-Laws, as summarized below. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Nominating Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Board Members to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). The committee has, however, established (and reviews from time to time as it deems appropriate) certain desired qualities and qualifications for nominees, including certain personal attributes and certain skills and experience.

The members of the Fund’s Nominating Committee are Sandra N. Bane, Leo J. Hill, David W. Jennings, Russell A. Kimball, Jr., Eugene M. Mannella, Norman R. Nielsen, Joyce G. Norden, Patricia L. Sawyer and John W. Waechter, each of whom is an Independent Board Member and qualifies as an “independent” director for purposes of the New York Stock Exchange Listing Standards. Ms. Sawyer currently serves as chairperson of the Nominating Committee. The Board has a Nominating Committee charter, a copy of which is included as Exhibit C to this Proxy Statement.

While the Nominating Committee is solely responsible for the selection and nomination of potential candidates to serve on the Board, the Nominating Committee may consider and evaluate nominations properly submitted by shareholders of the Fund. Nominations proposed by shareholders will be properly submitted for consideration by the Committee only if shareholders submit their considerations in accordance with the qualifications and procedures set forth in the charter of the Nominating Committee and the Fund’s By-Laws. It is in the Nominating Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration.

A candidate for nomination as Director submitted by a shareholder will not be deemed to be properly submitted to the Committee for the Committee’s consideration if, in addition to any other requirements contained in the Fund’s By-Laws, the following requirements have not been met and if the following procedures have not been followed:

1.	Each eligible shareholder or shareholder group may submit no more than one nominee each calendar year.

2.

The nominee must satisfy all qualifications provided herein and in the Fund’s organizational documents, including qualification as a possible Independent Board Member if the nominee is to serve in that capacity.

•

The nominee may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.[1]

•

Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the year prior to the nomination by any nominating shareholder entity or entity in a nominating shareholder group.

•

Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

•

The nominee may not be an executive officer, director or person fulfilling similar functions of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

•

The nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

• A shareholder or shareholder group may not submit for consideration a nominee which has previously been considered by the Committee.

3.	In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee:

•

Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of the Fund’s securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election. Each of the securities used for purposes of calculating this

[1]	Terms such as “immediate family member” and “control” shall be interpreted in accordance with the federal securities laws.

ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment.

•

The nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has (a) sole power to vote or direct the vote; (b) shared power to vote or direct the vote; (c) sole power to dispose or direct the disposition of such shares; and (d) shared power to dispose or direct the disposition of such shares. In addition the certification shall provide that the shares have been held continuously for at least two years.

4.

Shareholders or shareholder groups submitting proposed nominees must substantiate compliance with the above requirements at the time of submitting their proposed nominee as part of their written submission to the attention of the Fund’s Secretary, who will provide all submissions to the Committee. In addition, this submission to the Funds must include the following (as set forth in the Fund’s By-Laws):

	•	the shareholder’s contact information;

	•	the nominee’s name, age, date of birth, business address, residence address and nationality;

	•	the number of applicable Fund shares owned of record or beneficially by the proposed nominee, as reported to the shareholder by the nominee;

•

any other information regarding such person required by Item 401 of Regulation S-K or Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934 (or any successor provision thereto) (“1934 Act”);

•

all information regarding the nominee that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for elections of Directors pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder;

•

whether such shareholder believes any nominee is or will be an “interested person” of the Fund (as defined in the 1940 Act) and, if not an “interested person,” information regarding each nominee that will be sufficient for the Fund to make such determination;

	•	the written and signed consent of each person to be nominated stating his or her intention to serve as a nominee and to serve as Director if elected; and

	•	such other information as the Directors may reasonably require or deem necessary to determine the eligibility of such proposed nominee to serve as Director.

5.

As set forth in the Fund’s By-Laws, to be timely, all shareholder recommended nominee submissions must be received by the Fund no earlier than the 150th day or later than the 120th day prior to the first anniversary of the date on which the Fund first mailed its proxy materials for the prior year’s annual meeting; provided, however, that if and only if the annual meeting is not scheduled to be held within a period that commences 30 days before the first anniversary date of the annual meeting for the preceding year and ends 30 days after such anniversary date, notice by the shareholder must be delivered by the later of the close of business on (i) the date 90 days prior to such annual meeting or (ii) the 10th business day following the date such annual meeting is first publicly announced or disclosed.

The Nominating Committee met once during the fiscal year ended March 31, 2010.

Shareholder Communications with the Board

Shareholders may mail written communications to the Board, addressed to the care of the Secretary of the Fund, at the Fund’s address. Each shareholder communication must (i) be in writing and be signed by the shareholder, and (ii) identify the full name of the Fund. The Secretary is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. Except as provided below, with respect to each properly submitted shareholder communication, the Secretary will either (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting, or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because the communication, among other things, (i) does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund, or (ii) is ministerial in nature (such as a request for Fund literature, share data or financial information).

Fund Officers

The following table shows the executive officers of the Fund, their age, positions with the Fund and principal occupations during the past five years:

Name and Age	Position	Length of Time Served*	Principal Occupation(s) or Employment During Past 5 Years

John K. Carter (1961)	Chairman, Board Member, President, and Chief Executive Officer	Since 2002	See the table above.

Dennis P. Gallagher (1970)	Vice President, General Counsel and Secretary	Since 2006	Vice President, General Counsel and Secretary, Transamerica Funds, TST and TIS (2006 – present);

Vice President, General Counsel and Secretary, TII, (2006 – present);

Vice President, General Counsel and Secretary, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Director, Senior Vice President, General Counsel, Operations, and Secretary, TAM and TFS (2006 – present);

Assistant Vice President, TCI (2007 – present); and

Director, Deutsche Asset Management (1998 – 2006).

Robert A. DeVault, Jr. (1965)	Vice President, Treasurer and Principal Financial Officer	Since 2009	Vice President, Treasurer and Principal Financial Officer, (March 2010 – present), Assistant Treasurer, (2009 – 2010), Transamerica Funds, TST, TII, TIS, TPP, TPFG, TPFG II and TAAVF;

Name and Age	Position	Length of Time Served*	Principal Occupation(s) or Employment During Past 5 Years

Vice President (March 2010 – present), Assistant Vice President (2007 – 2010) and Manager, Fund Administration, (2002 – 2007), TFS; and

Vice President (March 2010 – present), TAM.

Christopher A. Staples (1970)	Vice President and Chief Investment Officer	Since 2005

Vice President and Chief Investment Officer (2007 – present); Vice President - Investment Administration (2005 – 2007), TII;

Vice President and Chief Investment Officer (2007 – present), Senior Vice President - Investment Management (2006 – 2007), Vice President - Investment Management (2005 – 2006), Transamerica Funds, TST and TIS;

Vice President and Chief Investment Officer, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Director (2005 – present), Senior Vice President – Investment Management (2006 – present) and Chief Investment Officer (2007 – present), TAM;

Director, TFS (2005 – present); and

Assistant Vice President, Raymond James & Associates (1999 – 2004).

Robert S. Lamont, Jr. (1973)	Vice President, Chief Compliance Officer and Conflicts of Interest Officer	Since 2010

Vice President, Chief Compliance Officer and Conflicts of Interest Officer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (February 2010 – present);

Vice President and Senior Counsel, TAM and TFS (2007 – present);

Senior Counsel, United States Securities and Exchange Commission (2004 – 2007); and

Associate, Dechert, LLP (1999 – 2004).

Sarah L. Bertrand (1967)	Assistant Secretary	Since 2009	Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present); Assistant Secretary, TII (2009 – present);

Assistant Vice President and Director, Legal Administration, TAM and TFS (2007 – present);

Assistant Secretary and Chief Compliance Officer, 40|86 Series Trust and 40|86 Strategic Income Fund (2000 - 2007); and

Second Vice President and Assistant Secretary, Legal and Compliance, 40|86 Capital Management, Inc. (1994 – 2007).

Timothy J. Bresnahan (1968)	Assistant Secretary	Since 2009	Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present); Assistant Secretary, TII (2009 – present);

Name and Age	Position	Length of Time Served*	Principal Occupation(s) or Employment During Past 5 Years

Counsel, TAM (2008 – present);

Counsel (contract), Massachusetts Financial Services, Inc. (2007);

Assistant Counsel, BISYS Fund Services Ohio, Inc. (2005 – 2007); and

Associate, Greenberg Traurig, P.A. (2004 – 2005).

Margaret A. Cullem-Fiore (1957)	Assistant Secretary	Since 2010	Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (April 2010 – present);

Assistant Vice President, TCI (2009 – present);

Vice President and Senior Counsel, TAM and TFS (2006 – present);

Vice President and Senior Counsel, Transamerica Financial Advisors, Inc. (2004 – 2007); and

Vice President and Senior Counsel, Western Reserve Life Assurance Co. of Ohio (2006).

Richard E. Shield, Jr. (1974)	Tax Officer	Since 2008	Tax Officer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2008 – present);

Tax Officer, TII (2008 – present);

Tax Manager, Jeffrey P. McClanathan, CPA (2006 – 2007) and Gregory, Sharer & Stuart (2005 – 2006);

Tax Senior, Kirkland, Russ, Murphy & Tapp, P.A. (2003 – 2005); and

Certified Public Accountant, Schultz, Chaipel & Co., LLP (1998 – 2003).

Elizabeth Strouse (1974)	Assistant Treasurer	Since 2010	Assistant Treasurer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (April 2010 – present);

Director, Fund Financial Services (2009 - present), TFS;

Director, Fund Administration, TIAA-CREF (2007 – 2009); and

Manager (2006 – 2007) and Senior (2003 – 2006) Accounting and Assurance, PricewaterhouseCoopers, LLC.

*	Elected and serves at the pleasure of the Board of the Fund.

If an officer has held offices for different funds for different periods of time, the earliest applicable date is shown. No officer of the Fund, except for the Chief Compliance Officer, receives any compensation from the Fund.

OTHER BUSINESS

The Board and Fund management know of no business to be presented to the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment.

OTHER INFORMATION

Information on Independent Registered Certified Public Accounting Firm. PricewaterhouseCoopers LLP (“PwC”) was selected by the Board as the independent registered certified public accounting firm for the Fund for the two most recent fiscal years. Ernst & Young LLP (“E&Y”) has been selected for the current fiscal year ending March 31, 2011.

Representatives of E&Y or PwC are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their response.

Fees

The following table sets forth the aggregate fees billed for professional services rendered by PwC to the Fund during the two most recent fiscal years:

Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees	Totals

March 31, 2010	$ 34,000	$ 0	$ 5,000	$ 0	$ 39,000
March 31, 2009	$ 38,887	$ 0	$ 2,120	$ 0	$ 41,007

All of the services described in the table above were approved by the Audit Committee pursuant to its pre-approval policies and procedures listed below.

Non-Audit Service

For the fiscal years ended March 31, 2010 and March 31, 2009, PwC did not provide any non-audit services to the Fund (other than tax services), TAM, or any entity controlling, controlled by or under common control with TAM that required Audit Committee pre-approval.

Pre-approval Policies and Procedures

The pre-approval policies and procedures of the Fund contained in the Fund’s Audit Committee Charter require that the Fund’s Audit Committee pre-approve all audit services and non-audit services provided by PwC or any other independent public accountant engaged by the Fund (the “Auditor”). The Audit Committee must pre-approve any engagement of the Auditor to provide non-audit services to (i) the Adviser, and (ii) any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund (entities in (i) and (ii), hereinafter “Service Affiliates”) if the services directly relate to the operations and financial reporting of the Fund (“Covered Non-Audit Services”). The policies and procedures permit the Audit Committee to pre-approve the provision of types or categories of non-audit services to the Fund and Covered Non-Audit Services to the Service Affiliates. The Chairperson of the Audit Committee is authorized to give such pre-approvals on behalf of the Audit Committee.

The Audit Committee pre-approved each of the audit and non-audit fees listed in the table above.

Change of Independent Registered Certified Public Accounting Firm. PwC served as independent registered certified public accounting firm for the fiscal year ended March 31, 2010. On April 8, 2010, upon recommendation by the Fund’s Audit Committee, the Fund’s Board selected E&Y to replace PwC as the Fund’s independent public accountant for the fiscal year ending March 31, 2011.

The reports of PwC on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the two most recent fiscal years and through April 7, 2010, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their reports on the financial statements for such years.

During the two most recent fiscal years and through April 7, 2010, there have been no reportable events (as defined in Item 304(a)(1)(v)) of Regulation S-K).

The Fund has requested that PwC furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is attached as Exhibit D and will be filed as Exhibit 77 to Form N-SAR.

Compliance with Section 16(a) Reporting Requirements. Section 16(a) of the Securities Exchange Act of 1934 requires the Fund’s officers, Directors and the Adviser, the affiliated persons of the Adviser, and the beneficial owners of more than 10% of the Fund’s shares (collectively, “Reporting Persons”) to file initial reports of ownership and reports of changes in ownership with the SEC and the New York Stock Exchange, and to provide copies of these reports to the Fund. Based solely on its review of the copies of such forms received by it and written representations of certain Reporting Persons, the Fund believes that during the fiscal year ended March 31, 2010, no person owned beneficially more than 10% of its shares and that its Reporting Persons complied with all applicable filing requirements.

Fund Service Providers. The investment adviser, TAM, is located at 570 Carillon Parkway, St Petersburg, Florida 33716. The Fund’s investment sub-adviser, Transamerica Investment Management, LLC (“TIM”), is located at 11111 Santa Monica Boulevard, Suite 820, Los Angeles, California 90025. The Fund’s Administrator, Transamerica Fund Services, Inc, is located at 570 Carillon Parkway, St. Petersburg, Florida 33716.

Shareholder Reports. To obtain a copy of the Fund’s most recent annual report for the year ended March 31, 2010, without charge, write to the Fund at 570 Carillon Parkway, St. Petersburg, Florida 33716; telephone toll free 1-888-233-4339; or visit www.transamericafunds.com.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Fund at the address and phone number set forth above.

Recent Fund Governance Changes. In April 2010, the Fund implemented certain governance changes that are designed to help maintain the stability of the Fund and to enhance the Fund’s ability to pursue its long-term investment strategies. One of these changes was the Fund’s classification of the Board into three classes, as described herein. This change is a “statutory protection” that the Fund has elected under Subtitle 8 of Title 3 of the Maryland General Corporation Law (“MGCL”). Other statutory protections elected by the Fund in April 2010 included (i) a voting requirement of two-thirds of the Fund’s outstanding shares for shareholders to remove a Director; (ii) a requirement that the number of Directors be fixed only by vote of the Directors; (iii) a requirement that a vacancy on the Board be filled only by the remaining Directors and for the remainder of the full term of the class of Directors in which the vacancy occurred; and (iv) a voting requirement of a majority of the Fund’s outstanding shares for shareholders to request the calling of a special shareholders’ meeting. The Board amended the Fund’s By-Laws in order to make them consistent with these statutory protections.

The Board also amended the Fund’s By-Laws to include provisions, which among other things: (i) establish procedural requirements for any shareholder who wishes to propose nominees or other business at a shareholders’ meeting (specifically with regard to the timing and content of advance notice to the Fund); (ii) permit a meeting to be adjourned or postponed, even if a quorum is present, which would allow the Fund additional time to solicit proxies; (iii) require a vote of two-thirds of the Fund’s outstanding shares for shareholders to amend the By-Laws; (iv) give authority to the Chairman of the Board or President to determine whether a shareholder proposal is a proper subject for shareholder action; and (v) require a two-thirds vote for the Board to approve certain actions (such as calling a special shareholders’ meeting or amending the Fund’s By-Laws). A copy of the Fund’s By-Laws, as amended, was filed as an exhibit to the Form N-SAR filed by the Fund with the Securities and Exchange Commission on May 28, 2010.

The Maryland law statutory protection described above remain effective unless and until the Board elects otherwise, and regardless of any contrary language in the Fund’s Articles of Incorporation or By-Laws, as they may be amended from time to time. A copy of the Articles Supplementary, which reflects the Fund’s elections under Subtitle 8 of Title 3 of the MGCL, was filed as an exhibit to the Form N-SAR filed by the Fund with the Securities and Exchange Commission on May 28, 2010.

VOTING INFORMATION

Proxy Solicitation. In order to obtain the necessary quorum at the Meeting, in addition to solicitations of proxies by mail, proxy solicitations may also be made by telephone, e-mail or personal interviews conducted by officers of the Fund, regular employees of TAM, or other representatives of the Fund. The Fund has retained Broadridge Financial Solutions, Inc. (“Broadridge”) as the Fund’s proxy solicitor for the Meeting.

Expenses. The expense of preparing, printing and mailing the accompanying Proxy, the Notice and the Proxy Statement will be borne by the Fund. The cost of retaining Broadridge as the Fund’s proxy solicitor for the Meeting is expected to cost approximately $20,000.

Shareholder Voting. The Board has fixed the close of business on May 10, 2010, as the record date (the “Record Date”) for the determination of Fund shareholders entitled to notice of and to vote at the Meeting. Shareholders of record, as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Meeting and an appropriate fraction of a vote for each fractional share. There were 6,318,771 shares outstanding on the Record Date.

Exhibit A sets forth the shareholders entitled to cast 5% or more of the Fund’s votes. To the best of the Fund’s knowledge, as of the Record Date, no shareholder was entitled to cast 5% or more of the Fund’s votes, except as stated in Exhibit A. As of the Record Date, the officers and the Directors of the Fund as a group beneficially owned less than 1% of the Fund’s shares.

The presence of shareholders entitled to cast a majority of all the votes entitled to be cast, in person or by proxy, is necessary to constitute a quorum for the transaction of business at the Meeting. Shareholders of record at the close of business on May 10, 2010, are entitled to notice of, and to vote at, the Meeting. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve Proposal 1 are not received, the Chairman or the President of the Board, or any person presiding at the Meeting, may adjourn or postpone the Meeting to permit further solicitation of Proxies. A shareholder vote may be taken on Proposal 1 prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

Voting. In order that your shares may be represented at the Meeting, you are requested to:

—	indicate your instructions on the enclosed Proxy;

—	date and sign the Proxy;

—	mail the Proxy promptly in the enclosed envelope, which requires no postage if mailed in the United States; and

—	allow sufficient time for the Proxy to be received on or before 5:00 p.m., Eastern Time, on June 25, 2010.

If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares represented by the Proxy will be voted in accordance with the instructions marked therein. If you give no voting instructions on the Proxy, it will be voted FOR the matters listed in the accompanying Notice and Proxy and, in the proxies’ discretion, either FOR or AGAINST any other matters that may be properly presented at the Meeting. Any shareholder who has given a Proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated Proxy to the Fund at the above address prior to the date of the Meeting. However, attendance at the Meeting, by itself, will not revoke a previously tendered Proxy.

You may also vote via the Internet, or by telephone. Instructions are enclosed in these materials. If you elect to vote using one of these methods, do not return your Proxy unless you later elect to change your vote.

Broker-dealer firms holdings shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposal 1 before the Meeting. If you beneficially own shares that are held in “street name” through a broker-dealer, and if you do not give specific voting instructions for your shares, they may not be voted at all or they may be voted by the broker-dealer in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer specific instructions as to how you want your shares to be voted.

Required Vote. Approval of Proposal 1, election of the Directors, requires an affirmative vote of a majority of all the votes cast at the Meeting in person or by Proxy, if a quorum is present. Fund shareholders will vote together as a single class on Proposal 1.

Broker “non-votes” occur when the Fund receives a Proxy from a broker or nominee who does not have discretionary power to vote on a particular matter and the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote the shares represented by the Proxy. Abstentions and broker non-votes will be counted as shares present at the Meeting for purposes of determining whether a quorum is present, but will not be counted as votes cast on any proposal. Accordingly, abstentions and broker non-votes will have no effect on the result of the vote on Proposal 1.

Shareholders’ Proposals. Shareholders wishing to submit proposals for inclusion in a Proxy Statement for a subsequent shareholders’ meeting should send their written proposals to the Secretary of the Fund at 570 Carillon Parkway, St. Petersburg, Florida 33716. The Fund shall not be required to consider for inclusion in the Fund’s Proxy Statement and form of Proxy relating to the Fund’s 2011 annual meeting of shareholders any proposal received later than February 11, 2011. Shareholders wishing to submit proposals at the 2011 annual meeting of shareholders not to be included in the Fund’s Proxy Statement should send written notice of such proposals to the Secretary of the Fund at the above address by February 11, 2011 but no earlier than January 12, 2011. Timely submission of a proposal for inclusion in the Fund’s Proxy Statement, or for presentation at the 2011 annual meeting, does not necessarily mean that the proposal will be included or presented. Inclusion of such proposals is subject to limitations under the federal securities laws and informational requirements of the Fund’s By-Laws, as in effect from time to time.

The Fund is required to hold annual meetings of shareholders. To ensure the presence of a quorum at the Meeting and to help save the cost of follow-up mailings, prompt execution and return of the enclosed Proxy is requested.

By Order of the Board of Directors of Transamerica Income Shares, Inc.

Dennis P. Gallagher, Esq.
Vice President, Secretary and General Counsel

June 11, 2010

EXHIBIT A

SHAREHOLDERS ENTITLED TO CAST 5% OR MORE OF FUND VOTES

Name and Address of Shareholder	Number of Votes	% of Fund

Cede & Co. P O. Box 20 Bowling Green Station New York, NY 10274-0020	5,626,279	89.04%

A-1

EXHIBIT B

Transamerica Income Shares, Inc.

Audit Committee Charter

Revised April 8, 2010

Organization and Membership

There shall be a committee of the Board of Directors of the Transamerica Income Shares, Inc. (the “Fund”) to be known as the Audit Committee. The Audit Committee shall be composed of at least three Directors. Audit Committee members shall be independent of the Fund and free of any relationship that, in the opinion of the Directors, would interfere with their exercise of independent judgment as a committee member. In particular, each member must meet the independence and experience requirements of the New York Stock Exchange, Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “SEC”).

The Committee shall have such members as the Board shall determine from time to time. The Board shall designate one member of the Audit Committee as Committee Chairman, and the Chairman shall serve for such term as the Board may approve.

Each member of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements. At least one member of the Audit Committee must have accounting or related financial management expertise, in the judgment of the Board. The Board may presume that an Audit Committee member that is an “audit committee financial expert” (as set out in Item 407(d) of Regulation S-K) has accounting or related financial management expertise.

The Board shall at least annually determine whether any Audit Committee member is an “audit committee financial expert.”

Statement of Policy

The Audit Committee shall: (1) assist Board oversight of (a) the integrity of the Fund’s financial statements, (b) the Fund’s compliance with legal and regulatory requirements, (c) the independent auditors’ qualifications and independence, and (d) the performance of the independent auditors; (2) approve and recommend for appointment or replacement the Fund’s independent auditors; and (3) prepare the disclosure required by Item 407(d)(3)(i) of Regulation S-K. In so doing, the Audit Committee shall seek to maintain free and open means of communication among the Directors, the independent auditors and the management of the Fund’s Adviser. The Audit Committee shall meet periodically with management of the Adviser and the Fund’s independent auditors in separate executive sessions. The independent auditors for the Fund shall report directly to the Audit Committee.1

[1]

The members of the Audit Committee shall not be subject to greater fiduciary obligations and shall not be subject to a higher standard of care than the other members of the Board because of their work for the Committee.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Fund’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations or to ensure compliance with laws and regulations. In discharging its duties, the Audit Committee may rely on the independent auditors, the Fund’s Chief Financial Officer or Chief Compliance Officer or any legal, accounting or other consultants it retains to advise it.

Responsibilities

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting and internal control.

The Fund’s independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. The independent auditors are ultimately accountable to the Board and Audit Committee. It is the direct responsibility of the Audit Committee to select, retain, evaluate and replace the independent auditors and to determine their compensation.

In carrying out its responsibilities the Audit Committee believes its policies and procedures should remain flexible, in order to react to changing conditions and requirements applicable to the Fund.

The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to one or more members or a subcommittee. Any decision of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

The Audit Committee is responsible for the following:

Fund Financial Statements:

1.

Meeting to review and discuss the Fund’s annual audited financial statements, semi-annual financial statements and “Management’s Discussion of Fund Performance” if included in the Fund’s Form N-CSR with Fund management and the independent auditors.

2.

Discussing with management the Fund’s press releases and other communications regarding dividends, as well as financial information and guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Audit Committee shall be authorized to have these discussions with management on behalf of the Audit Committee.

3.

Reviewing and discussing (a) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Fund’s selection or application of accounting principles, and major issues as to the adequacy of the Fund’s internal controls and any special audit steps adopted in light of material control deficiencies; (b) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; (c) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Fund; and (d) the type and presentation of information to be included in dividend press releases (paying particular attention to any use of “pro forma,” or “adjusted” non-GAAP, information), as well as review any financial information and guidance provided to analysts and rating agencies.

4.

Reviewing and discussing any reports from the independent auditors regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

5.	Discussing policies with respect to risk assessment and risk management.

6.

Reviewing disclosures made to the Audit Committee by the Fund’s principal executive officer and principal financial officer during their certification process for the Fund’s periodic reports about any significant deficiencies or material weaknesses in the design or operation of internal controls and any fraud involving management or other employees who have a significant role in the Fund’s internal controls.

With respect to the independent auditors:

1.

Having the sole authority to appoint or replace the independent auditors, subject, if applicable, to shareholder ratification and Board approval; and compensating and overseeing the work of the independent auditors (including the resolution of disagreements between management and the independent auditors regarding financial reporting), who shall report directly to the Audit Committee, for the purpose of preparing or issuing an audit report or related work.

2.

Meeting with the independent auditors and Fund management to review the scope, fees, audit plans and staffing for the audit, for the current year and to approve the fees. At the conclusion of the audit, reviewing such audit results, including the independent auditors’ evaluation of the Fund’s financial and internal controls, any comments or recommendations of the independent auditors, any audit problems or difficulties and management’s response, any significant changes required from the originally planned audit programs and any adjustments to such statements recommended by the auditors.

3.

Approving, prior to appointment, the engagement of the auditors to provide other audit services to the Fund or to provide non-audit services to the Fund, the Adviser or any entity controlling, controlled by, or under common control with the Adviser (“Adviser affiliate”) that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. The Chairman of the Audit Committee shall be authorized to give such pre-approvals on behalf of the Audit Committee.

Developing appropriate policies and procedures for the pre-approval of the engagement of the Fund’s independent auditors to provide any of the services described above, (See Attached Audit Committee Preapproval Policy).

Considering whether the non-audit services the Fund’s auditors provides to the Adviser or any Adviser affiliate that provides ongoing services to the Fund, to the extent not pre-approved, are compatible with maintaining the auditors’ independence.

Considering the controls the auditors use and any measures management takes to assure that all items requiring the Audit Committee’s preapproval are identified and referred to the Audit Committee in a timely manner.

4.

Obtaining and reviewing a report from the independent auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Fund) regarding (a) the independent auditors’ internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, including but not limited to the Public Company Accounting Oversight Board (“PCAOB”), within the preceding five years, respecting one or more independent audits carried out by the audit firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditors and the Fund and their respective affiliates; and evaluating the qualifications, performance and independence of the independent auditors, including their membership in the SEC practice section of the AICPA and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of management and discussing such reports with the independent auditors. The Audit Committee shall present its conclusions with respect to the independent auditors to the Board.

5.

Reviewing any reports from the independent auditors mandated by Section 10A(b) of the Exchange Act regarding any illegal act detected by the independent auditors (whether or not perceived to have a material effect on the Fund’s financial statements) and obtaining from the independent auditors any information about illegal acts in accordance with Section 10A(b).

6.

Monitoring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

7.	Setting clear policies for the Fund’s or the Adviser’s hiring of employees or former employees of the independent auditors.

Other responsibilities:

1.	Reviewing with the Fund’s and the Adviser’s counsel legal matters that may have a material impact on the Fund’s financial statements.

2.	Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Fund.

3.

Reviewing with the independent auditors and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Fund, and eliciting any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.

4.

Discussing with management and the independent auditors any correspondence with regulators or governmental agencies that raise material issues regarding the Fund’s financial statements or accounting policies.

5.	Performing an annual performance evaluation of the Audit Committee.

6.	Reporting to the Directors on the results of the activities of the Audit Committee.

7.	Performing any special reviews, investigations or oversight responsibilities requested by the Directors.

8.

Establishing procedures for the receipt, retention and treatment of complaints received by the Fund regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Fund, the Adviser, an Adviser affiliate, administrator, principal underwriter or any other provider of accounting related services for the Fund of concerns about accounting or auditing matters, and addressing reports from attorneys or auditors of possible violations of federal or state law or fiduciary duty.

9.

Reviewing any report required by the Statement of Policy section of this Audit Committee Charter pursuant to the rules of the SEC to be included in a proxy statement for a fund (i.e., concise statement of Audit Committee’s functions, names of Audit Committee members, and number of meetings held in the last year).

Other Powers and Responsibilities

1.	The Audit Committee shall meet as necessary to carry out its responsibilities hereunder, and otherwise from time to time as appropriate.

2.	The Audit Committee ordinarily shall meet in person, but members may attend telephonically, and the Audit Committee may act by written consent to the extent permitted by law and the Fund’s bylaws.

3.	The Audit Committee shall have the authority to meet privately and to invite non-members to attend its meetings.

4.

The Audit Committee shall meet regularly, in separate executive sessions, with representatives of Fund management and the Fund’s independent auditors. The Audit Committee may also request to meet with internal legal counsel and compliance personnel of the Fund’s Adviser and with entities that provide significant accounting or administrative services to the Fund to discuss matters relating to the Fund’s accounting and compliance as well as other Fund-related matters. The Audit Committee may also request any officer or employee of the Fund’s Adviser or the Fund’s independent auditors or outside counsel to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Fund’s independent auditors shall have unrestricted access at any time to Audit Committee members.

5.	The Audit Committee shall prepare and keep minutes of its meetings and document decisions made outside of its meetings by delegated authority.

6.

A majority of the members of the Audit Committee shall constitute a quorum for the transaction of business at any meeting of the Audit Committee. The action of a majority of members of the Audit Committee present at a meeting at which a quorum is present shall be the action of the Audit Committee unless a higher voting requirement is required by law.

7.	The Audit Committee shall have the authority and resources in its discretion to retain special legal, accounting or other consultants to advise the Audit Committee.

8.

The Board shall adopt this charter and may amend it upon its own motion. The Audit Committee shall review this Charter at least annually and recommend to the Board any changes the Audit Committee deems appropriate.

Form of

Transamerica Income Shares, Inc.

(the “Fund”)

Audit Committee Preapproval Policy

1. Statement of Principles

          The Audit Committee is required to preapprove audit and non-audit services performed for the Fund by the independent accountant in order to assure that the provision of such services does not impair the accountant’s independence. The Audit Committee also is required to preapprove non-audit services performed by the Fund’s independent accountant for the Fund’s investment adviser, and certain of the adviser’s affiliates that provide ongoing services to the Fund, if the services to be provided by the accountant relate directly to the operations and financial reporting of the Fund. The preapproval of these services also is intended to assure that the provision of the services does not impair the accountant’s independence.

          Unless a type of service to be provided by the independent accountant has received preapproval, it will require separate preapproval by the Audit Committee. Also, any proposed services exceeding preapproved cost levels will require separate preapproval by the Audit Committee. When considering services for preapproval the Audit Committee will take into account such matters as it deems appropriate or advisable, including applicable rules regarding auditor independence.

          The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services for the Fund, and the Non-Audit services for the Fund’s investment adviser and its affiliates, that have the preapproval of the Audit Committee. The term of any preapproval is 12 months from the date of preapproval, unless the Audit Committee specifically provides for a different period. The Audit Committee will periodically revise the list of preapproved services based on subsequent determinations.

          Notwithstanding any provision of this Policy, the Audit Committee is not required to preapprove services for which preapproval is not required by applicable law, including de minimis and grandfathered services.

2. Delegation

          The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting. By adopting this Policy the Audit Committee does not delegate to management the Audit Committee’s responsibilities to preapprove services performed by the independent auditor.

3. Audit Services

          The annual Audit services engagement terms and fees for the Fund will be subject to the preapproval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope or other matters.

          In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant preapproval for other Audit services, which are those services that only the independent accountant reasonably can provide. The Audit Committee has preapproved the Audit services listed in Appendix A. All Audit services not listed in Appendix A must be separately preapproved by the Audit Committee.

4. Audit-Related Services

          Audit-related services are assurance and related services for the Fund that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent accountant. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the accountant, and has preapproved the Audit-related services listed in Appendix B. All Audit-related services not listed in Appendix B must be separately preapproved by the Audit Committee.

5. Tax Services

          The Audit Committee believes that the independent accountant can provide Tax services to the Fund such as tax compliance, tax planning and tax advice without impairing the accountant’s independence. However, the Audit Committee will not permit the retention of the independent accountant in connection with a transaction initially recommended by the independent accountant, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has preapproved the Tax services listed in Appendix C. All Tax services not listed in Appendix C must be separately preapproved by the Audit Committee.

6. All Other Services

          The Audit Committee may grant preapproval to those permissible non-audit services for the Fund classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the accountant. The Audit Committee has preapproved the All Other services listed in Appendix D. Permissible All Other services not listed in Appendix D must be separately preapproved by the Audit Committee.

          A list of the SEC’s prohibited non-audit services is attached to this policy as Exhibit 1. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

7. Non-Audit Services to the Adviser and Certain Affiliates

          The Audit Committee believes that the Fund’s independent accountant may perform certain permissible non-audit services for the Fund’s investment adviser and certain of the adviser’s affiliates that relate directly to the operations and financial reporting of the Fund, without impairing the independence of the accountant. The Audit Committee has preapproved the Non-Audit services to the adviser and its applicable affiliates listed in Appendix E. Non-Audit services to the adviser and its affiliates that relate directly to the operations and financial reporting of the Fund and that are not listed in Appendix E must be separately preapproved by the Audit Committee.

          As noted above, a list of the SEC’s prohibited non-audit services is attached to this policy as Exhibit 1.

8. Preapproval Fee Levels

          Preapproval fee levels for all services to be provided by the independent accountant to the Fund, and applicable non-audit services to be provided by the accountant to the Fund’s investment adviser and its affiliates, will be established periodically by the Audit Committee. Any proposed services exceeding these levels will require specific preapproval by the Audit Committee.

9. Supporting Documentation

          With respect to each service that is separately preapproved, the independent auditor will provide detailed back-up documentation, which will be provided to the Audit Committee, regarding the specific services to be provided.

10. Procedures

          Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent accountant and the Fund’s treasurer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

          Management will promptly report to the Chair of the Audit Committee any violation of this Policy of which it becomes aware.

Appendix A

Form of Preapproved Audit Services for Fiscal Year [_____]

Dated: [Month, Year]

Service

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies

Fees
Services not to exceed $XX.XX in the aggregate, or $XX.XX for any single service.

Appendix B

Form of Preapproved Audit-Related Services for Fiscal Year [____]

Dated: [Month, Year]

Service
Due diligence services pertaining to potential Fund mergers

Agreed-upon or expanded audit procedures required to respond to or comply with financial, accounting or regulatory reporting matters

Internal control reviews and assistance with internal control reporting requirements

Consultations by Fund management as to the accounting or disclosure treatment of securities, transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies

Attest services not required by statute or regulation

Accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”

Assistance with understanding and implementing new accounting and financial reporting guidance from rule making authorities

Information systems reviews not performed in connection with the audit (e.g., application, data center and technical reviews)

Closing balance sheet audits, testing and procedures relating to Fund mergers

Review of the effectiveness of the internal audit function

General assistance with implementing the requirements of SEC rules pursuant to the Sarbanes-Oxley Act

Fees
Services not to exceed $XX.XX in the aggregate, or $XX.XX for any single service.

Appendix C

Form of Preapproved Tax Services for Fiscal Year [____]

Dated: [Month, Year]

Service

U.S. federal, state and local tax compliance, planning and advice including consultation regarding appropriate treatment of items for tax returns, required disclosures, elections, and filing positions available to the Fund. U.S. tax consulting including assistance with tax audits and related matters; responding to requests from the Fund’s regarding technical interpretations, applicable laws and regulations, and tax accounting; providing tax advice on mergers, acquisitions, and restructurings. Assistance with custom audits.

International tax compliance, planning and advice including preparation and review of local country income, VAT, and GST tax returns; consultation regarding appropriate treatment of items on the returns, required disclosures, elections and filing positions available to the Funds; preparation or review of U.S. or other jurisdiction filing requirements for foreign corporations. Other international tax consulting including assistance with tax examinations; advice on various matters including foreign tax credit, foreign income tax, tax accounting, foreign earnings and profits, U.S. treatment of foreign subsidiary income, VAT, GST, excise tax or equivalent taxes in the jurisdiction; tax advice on restructurings, mergers, and acquisitions. Assistance with custom audits.

Review of federal, state, local and international income, franchise, and other tax returns

Tax advice and assistance regarding statutory, regulatory or administrative developments

M & A tax due diligence services including: review of the target fund’s historical tax filings, review of the target fund’s tax audit examination history, and hold discussions with target management and external tax advisors. Advice regarding the target fund’s overall tax posture and historical and future tax exposures.

Fees
Services not to exceed $XX.XX in the aggregate, or $XX.XX for any single service.

Appendix D

Form of Preapproved All Other Services for Fiscal Year [____]

Dated: [Month, Year]

Service
Profitability analysis of advisory contracts.

Fees
Services not to exceed $XX.XX in the aggregate.

Appendix E

Form of Preapproved Non-Audit Services to the Adviser and its applicable Affiliates for Fiscal Year [____]

Dated: [Month, Year]

Service
Preparation of the annual report on the transfer agent

SAS 70
Fees
Services not to exceed $XX.XX in the aggregate, or $XX.XX for any single service.

Exhibit 1

Prohibited Non-Audit Services

▪	Bookkeeping or other services related to the accounting records or financial statements of the audit client

▪	Financial information systems design and implementation

▪	Appraisal or valuation services, fairness opinions or contribution-in-kind reports

▪	Actuarial services

▪	Internal audit outsourcing services

▪	Management functions

▪	Human resources

▪	Broker-dealer, investment adviser or investment banking services

▪	Legal services

▪	Expert services unrelated to the audit

EXHIBIT C

April 3, 2008 as revised May 1, 2008

TRANSAMERICA SERIES TRUST
THE TRANSAMERICA PARTNERS FUNDS GROUP
THE TRANSAMERICA PARTNERS FUNDS GROUP II
TRANSAMERICA ASSET ALLOCATION VARIABLE FUNDS
THE TRANSAMERICA PARTNERS PORTFOLIO
TRANSAMERICA FUNDS
TRANSAMERICA INCOME SHARES, INC.
TRANSAMERICA INVESTORS, INC.
each, a “Fund” and collectively, the “Funds”)

NOMINATING COMMITTEE CHARTER

A.	COMMITTEE MEMBERSHIP

The Nominating Committee (the “Committee”) of the Funds’ Boards (the “Boards”) shall be composed solely of trustees who are not “interested persons” of the Funds as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “Independent Trustees”). Other members of the Boards, while not serving as members of the Committee, may assist the Committee in the discharge of its responsibilities, e.g., by identifying and recommending potential candidates. In addition, at the request of the Committee, the Funds’ investment advisers and other service providers will provide administrative support and other assistance to the Committee.

The Boards shall nominate and elect the members of the Committee and shall designate the Chair of the Committee. The Chair shall preside at each meeting of the Committee.

A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the Committee present at any meeting at which there is a quorum shall be the act of the Committee.

B.	OBJECTIVES OF THE COMMITTEE

The primary purposes and responsibilities of the Committee are to (i) identify individuals qualified to become members of the Boards in the event that a position is vacated or created, (ii) consider all candidates proposed to become members of the Boards, subject to the procedures and policies set forth in this Charter or resolutions of the Boards, (iii) select and nominate, or recommend for nomination by the Boards, candidates for election as Trustees and (iv) set any necessary standards or qualifications for service on the Boards.

C.	BOARD NOMINATIONS AND FUNCTIONS

1.

In the event of any vacancies on the Boards, the Committee shall oversee the process for the identification, evaluation and nomination of potential candidates to serve on the Boards. The Committee may solicit suggestions for nominations from any source it deems appropriate.

2.

The Committee shall evaluate each candidate’s qualifications for Board membership, and, with respect to nominees for Independent Trustee membership, their independence from the Funds’ investment advisers and other principal service providers. The Committee shall consider the effect of any relationships beyond those delineated in the 1940 Act that might impair the independence of a prospective Independent Trustee.

3.

In assessing the qualifications of a potential candidate for membership on the Boards, the Committee may consider the candidate’s potential contribution to the operation of the Boards and its committees, and such other factors as it may deem relevant. Specific desired (but not required) qualities of Independent Trustee candidates are set forth in Schedule A to this Charter. All equally qualified nominees will be treated equally in consideration by the Committee. No person shall be qualified to be a Board member unless the Committee, in consultation with legal counsel, has determined that such person, if elected as a Trustee, would not cause the Funds to be in violation of or not in compliance with (a) applicable law, regulation or regulatory interpretation, (b) its organizational documents, or (c) any policy adopted by the Boards regarding either the retirement age of Board members or the percentage of a Board that is to be composed of Independent Trustees.

4.

While the Committee is solely responsible for the selection and nomination of potential candidates to serve on the Boards, the Committee may consider and evaluate nominations properly submitted by shareholders of the Funds. Nominations proposed by shareholders will be properly submitted for consideration by the Committee only if the qualifications and procedures set forth in Schedule B of this Charter, as it may be amended from time to time by the Committee or the Boards, are met and followed. It shall be in the Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration.

5.

The Committee shall evaluate, as necessary, the operations and effectiveness of the Boards as a whole and shall evaluate the composition of the Boards to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Boards.

D.	OTHER POWERS AND RESPONSIBILITIES

The Committee shall meet as necessary to carry out its responsibilities hereunder, and otherwise from time to time as the Chair of the Committee deems appropriate.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the ability to engage and compensate third party consultants from each Fund’s assets.

The Committee shall periodically assess this Charter and recommend to the Boards any revisions or modifications that the Committee deems necessary or appropriate to the effective discharge of its responsibilities.

SCHEDULE A
RESPONSIBILITIES AND DESIRED QUALITIES
OF INDEPENDENT TRUSTEES

A.	PRIMARY RESPONSIBILITIES

The Independent Trustees’ primary responsibility is management oversight of the Funds on behalf of shareholders. Diverse responsibilities include review and negotiation of contractual arrangements with management and other service providers, and oversight and review of service provider performance, investment performance, compliance, shareholder services and communication with shareholders.

B.	PERSONAL ATTRIBUTES

	-	Public or private sector stature sufficient to instill confidence.
	-	High personal and professional integrity.
	-	Good business sense.
	-	Ability to commit the necessary time to prepare for and attend meetings.
	-	Not financially dependent on Trustee retainer and meeting fees.

C.	SKILLS, EXPERIENCE AND QUALIFICATIONS FOR DECISION MAKING

	-	General understanding of balance sheets and operating statements.
	-	First-hand knowledge of investing.
	-	Experience in working in highly regulated and complex legal framework.
	-	Demonstrated ability to maintain “independence” of management and other service agents while maintaining a constructive working relationship.
	-	Ability to be critical, and confrontational if necessary, but in a constructive manner.
	-	Demonstrated ability to contribute to Board and committee process.
	-	Ability to consider diverse issues and make timely, well-informed decisions.
	-	Familiarity with the securities industry.
	-	Qualification as an “Audit Committee Financial Expert.”

Note: The Personal Attributes listed in Section B above should be possessed by all Trustees. The Skills, Experience and Qualifications listed in Section C include items that should be possessed by all Trustees as well as items that should be possessed by at least some Trustees.

SCHEDULE B
PROCEDURES FOR THE COMMITTEE’S CONSIDERATION OF
CANDIDATES SUBMITTED BY SHAREHOLDERS

A candidate for nomination as Trustee submitted by a shareholder will not be deemed to be properly submitted to the Committee for the Committee’s consideration unless the following requirements have been met and procedures followed:

1.	Each eligible shareholder or shareholder group may submit no more than one nominee each calendar year.

2.

The nominee must satisfy all qualifications provided herein and in the Funds’ organizational documents, including qualification as a possible Independent Trustee if the nominee is to serve in that capacity.

-

The nominee may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.[1]

-

Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the year prior to the nomination by any nominating shareholder entity or entity in a nominating shareholder group.

-

Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

-

The nominee may not be an executive officer, director or person fulfilling similar functions of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

-

The nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

	-	A shareholder or shareholder group may not submit for consideration a nominee which has previously been considered by the Committee.

3.	In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee:

	-	Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of a

[1]	Terms such as “immediate family member” and “control” shall be interpreted in accordance with the federal securities laws.

Fund’s (or a series thereof) securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting.

The nominating shareholder or shareholder group must also bear the economic risk of the investment.

-

The nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has (a) sole power to vote or direct the vote; (b) shared power to vote or direct the vote; (c) sole power to dispose or direct the disposition of such shares; and (d) shared power to dispose or direct the disposition of such shares. In addition the certification shall provide that the shares have been held continuously for at least two years.

4.

Shareholders or shareholder groups submitting proposed nominees must substantiate compliance with the above requirements at the time of submitting their proposed nominee as part of their written submission to the attention of the Funds’ Secretary, who will provide all submissions to the Committee. This submission to the Funds must include:

	-	the shareholder’s contact information;

	-	the nominee’s contact information and the number of applicable Fund shares owned by the proposed nominee;

-

all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act of 1934; and

	-	a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in a Fund’s proxy statement, if so designated by the Committee and the Funds’ Board.

5.	The Committee will consider all submissions meeting the applicable requirements stated herein that are received by December 31 of the most recently completed calendar year.

EXHIBIT D

June 11, 2010

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Commissioners:

We have read the statements made by Transamerica Income Shares, Inc. (copy attached), which we understand will be filed with the Securities and Exchange Commission, pursuant to Item 77K of Form N-SAR, as part of the DEF 14A definitive proxy statement of Transamerica Income Shares, Inc. dated June 11, 2010. We agree with the statements concerning our Firm in the proxy statement under the heading “Change in Independent Registered Public Accounting Firm”.

Very truly yours,

/s/ PricewaterhouseCoopers LLP

D-1

Change of Independent Registered Certified Public Accounting Firm. PwC served as independent registered certified public accounting firm for the fiscal year ended March 31, 2010. On April 8, 2010, upon recommendation by the Fund’s Audit Committee, the Fund’s Board selected E&Y to replace PwC as the Fund’s independent public accountant for the fiscal year ending March 31, 2011.

The reports of PwC on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the two most recent fiscal years and through April 7, 2010, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their reports on the financial statements for such years.

During the two most recent fiscal years and through April 7, 2010, there have been no reportable events (as defined in Item 304(a)(1)(v)) of Regulation S-K).

The Fund has requested that PwC furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is attached as Exhibit D and will be filed as Exhibit 77 to Form N-SAR.

D-2

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on July 15, 2010: The Proxy Statement is available at www.proxyweb.com

VOTE BY PHONE

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•	Call toll-free 1-888-221-0697.

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•	Return promptly in the postage-paid envelope provided.

TRANSAMERICA INCOME SHARES, INC. (THE “FUND”) 570 CARILLON PARKWAY ST. PETERSBURG, FL 33716

PROXY CARD NOTICE OF ANNUAL MEETING OF SHAREHOLDERS To Be Held July 15, 2010

The undersigned hereby appoints each of John K. Carter and Dennis P. Gallagher as attorney and proxy with full power of substitution to vote, as designated on the reverse side of this card, all shares of the Fund that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held July 15, 2010 at 11:00 a.m., at 570 Carillon Parkway, St. Petersburg, FL 33716 and at any and all adjournments thereof, and instructs them to vote as indicated with respect to the matters set forth below and described in the Notice of Meeting and Proxy Statement dated June 11, 2010.

IF THIS PROXY VOTING CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF THE PROPOSAL.

ê	Proxy Card must be signed and dated below.

Dated______________________ 2010

	Signature(s)	(Please sign in box)

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY VOTING CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, please sign in the partnership name.

ê	ê TA Income - Prxy (ea)

Please fill in box(es) as shown using black or blue ink or number 2 pencil. Example:

ê	PLEASE DO NOT USE FINE POINT PENS.	ê

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF TRANSAMERICA INCOME SHARES, INC. WHICH RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

Proposal 1.	To elect three Directors to serve as Class I Directors for three year terms, and until their successors are duly elected and qualify.		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

	(01)	Leo J. Hill

	(02)	Patricia L. Sawyer	0	0	0

	(03)	Eugene M. Mannella

(Instruction: To withhold a vote for a nominee, check “For All Except” and write that nominee’s number on the line below.)

Proposal 2.	To conduct such other business as may properly come before the Meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

ê			TA Income - Prxy (ea)			ê